                                                                    Exhibit 99.1

                             Joint Filer Information

 Date of Event Requiring Statement:     May 15, 2009

Issuer Name and Ticker or Trading       Standard Parking Corp. [STAN]
Symbol:

Designated Filer:                       The Blackstone Group L.P.

Other Joint Filers:                     Blackstone Holdings I L.P.
                                        Blackstone Holdings I/II GP Inc.
                                        Blackstone Group Management L.L.C.
                                        Stephen A. Schwarzman

Addresses:                              The address of the principal business
                                        and principal office of each of
                                        Blackstone Holdings I L.P.,
                                        Blackstone Holdings I/II GP Inc.,
                                        Blackstone Group Management L.L.C. and
                                        Stephen A. Schwarzman is c/o The
                                        Blackstone Group, 345 Park Avenue,
                                        New York, NY 10154.

Signatures:
Dated: May 26, 2009

                                      Blackstone Holdings I L.P.

                                      By: /s/ Robert L. Friedman
                                          -------------------------------------
                                          Name: Robert L. Friedman
                                          Title: Attorney-in-Fact

                                      BLACKSTONE HOLDINGS I/II GP INC.

                                      By: /s/ Robert L. Friedman
                                          -------------------------------------
                                          Name: Robert L. Friedman
                                          Title: Authorized Person

                                      BLACKSTONE GROUP MANAGEMENT L.L.C.

                                      By: /s/ Robert L. Friedman
                                          -------------------------------------
                                          Name: Robert L. Friedman
                                          Title: Authorized Person

                                      /s/ Stephen A. Schwarzman
                                      -----------------------------------------
                                      Stephen A. Schwarzman